UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

Anebulo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40388	85-1170950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1017 Ranch Road 620 South, Suite 107 Lakeway, Texas	78734
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 598-0931

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ANEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 20, 2023, Anebulo Pharmaceuticals, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting. The voting results are set forth below.

Proposal No. 1 - Election of Directors

The stockholders elected the following two individuals to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders as Class III directors. There were no nominees other than those listed below. The voting results are as follows:

Name	Votes For	Withheld	Broker Non-Votes
Jason M. Aryeh	23,144,073	160,082	0
Bimal Shah	23,154,487	149,668	0

Proposal No. 2 – Ratification of the selection by the Audit Committee of the Board of Directors of EisnerAmper LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2024.

The stockholders approved the ratification of the selection by the Audit Committee of the Board of Directors of EisnerAmper LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2024. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,302,065	2,075	15	0

Proposal No. 3 – Approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 40,000,000 to 50,000,000.

The stockholders approved an amendment to our Amended and Restated Certificate of Incorporation (the “Authorized Shares Amendment”) to increase the authorized number of shares of common stock from 40,000,000 to 50,000,000. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,263,127	40,508	520	0

On November 20, 2023, the Company filed the Authorized Shares Amendment with the Secretary of State of the State of Delaware. A copy of the Authorized Shares Amendment is filed as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
3.1	Certificate of Amendment to the Seconded Amended and Restated Certificate of Incorporation.
104	The cover page of this report has been formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2023	ANEBULO PHARMACEUTICALS, INC.

	By:	/s/ Daniel George
Daniel George
Acting Chief Financial Officer